4th Quarter and Full-Year 2011 Financial Results Presentation

February 15, 2012

Stifel Financial

Disclaimer

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Note Regarding the Use of Non-GAAP Financial Measures

The company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the company's financial results. Specifically, the company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the company's core operating results and business outlook. The company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the company's results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance the overall understanding of the company's current financial performance.

Chairman's Comments

"We are pleased to report that 2011 represented our 16th consecutive year of record net revenues. This is significant given continued headwinds and uncertainty in the marketplace, particularly in the second half of the year. We thank our clients for their support and our dedicated employees who strive to distinguish Stifel by providing superior service and execution."

Our fourth quarter results mark an improvement from the prior quarter, but are a tough comparison with the record year-ago quarter. Stifel Bank's assets continue to grow contributing to our overall results, and investment banking rebounded, particularly in advisory, due to increased activity at year end. Financial advisor recruiting has picked up and we welcomed the Stone & Youngberg associates to our platform during the quarter who made an accretive impact. Looking forward, we remain committed to growing our businesses and are well positioned to take advantage of opportunities."


Financial
Results

Stifel Financial Corp. Results
Three months ended December 31, 2011

	Three Months Ended					
	GAAP [2]		%	Core	GAAP [2]	%
($ in thousands, except per share amounts)	12/31/11	12/31/10	Change	12/31/10	9/30/11	Change
Net revenues	$ 356,878	$ 401,599	(11.1%)	$ 402,787	$ 334,214	6.8%
Compensation and benefits	228,743	237,117	(3.5%)	237,359	210,573	8.6%
Non-comp operating expenses	83,109	97,665	(14.9%)	89,049	84,618	(1.8%)
Total non-interest expenses	311,852	334,782	(6.8%)	326,408	295,191	5.6%
Income before income taxes	45,026	66,817	(32.6%)	76,379	39,023	15.4%
Provision for income taxes	18,010	25,423	(29.2%)	29,061	16,719	7.7%
Net income	$ 27,016	$ 41,394	(34.7%)	$ 47,318	$ 22,304	21.1%
Earnings per share: [1]						
Diluted	$ 0.43	$ 0.65	(33.8%)	$ 0.74	$ 0.35	22.9%
Ratios to net revenues:						
Compensation and benefits	64.1%	59.0%		58.9%	63.0%	
Non-comp operating expenses	23.3%	24.4%		22.1%	25.3%	
Income before income taxes	12.6%	16.6%		19.0%	11.7%	

[1] Per share information for the three months ended December 31, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

[2] GAAP and Core (non-GAAP) results are the same for the three months ended December 31, 2011 and September 30, 2011.

STIFEL FINANCIAL

Stifel Financial Corp. Results
Year ended December 31, 2011

($ in thousands, except per share amounts)	Year Ended December 31, 2011 GAAP	Non-core [1]	Non-GAAP	Year Ended 12/31/10 (Non-GAAP)	% Change[2]
Net revenues	$ 1,416,562	$ 112	$ 1,416,674	$ 1,384,152	2.3%
Compensation and benefits	900,421	(1,722)	898,699	870,149	3.3%
Non-comp operating expenses	377,533	(45,814)	331,719	307,032	*8.0%*
Total non-interest expenses	1,277,954	(47,536)	1,230,418	1,177,181	4.5%
Income before income taxes	138,608	47,648	186,256	206,971	*(10.0%)*
Provision for income taxes	54,474	18,220	72,694	82,211	*(11.6%)*
Net income	$ 84,134	$ 29,428	$ 113,562	$ 124,760	*(9.0%)*
Earnings per share: [3]					
Diluted	$ 1.33		$ 1.80	$ 2.16	*(16.7%)*
Ratios to net revenues:					
Compensation and benefits	63.6%		63.4%	62.9%	
Non-comp operating expenses	26.6%		23.5%	22.1%	
Income before income taxes	9.8%		13.1%	15.0%	

[1] Non-core items consist primarily of litigation-related expenses associated with the civil lawsuit and related regulatory investigation in connection with the ongoing matter with five southeastern Wisconsin school districts and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Non-GAAP results for the year ended December 31, 2011 compared to non-GAAP results for the year-ago period.

[3] Per share information for the year ended December 31, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Source of Revenues[1]

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Commissions	$ 123,737	$ 139,605	(11.4%)	$ 143,243	(13.6%)	$ 561,081	$ 445,260	26.0%
Principal transactions	93,963	89,996	4.4%	76,650	22.6%	343,213	453,533	(24.3%)
Asset mgt and service fees	55,920	57,042	(2.0%)	58,253	(4.0%)	228,834	193,159	18.5%
Capital raising	27,347	50,404	(45.7%)	25,254	8.3%	124,648	135,898	(8.3%)
Advisory	28,728	40,571	(29.2%)	12,419	131.3%	74,936	82,206	(8.8%)
Investment banking	56,075	90,975	(38.4%)	37,673	48.8%	199,584	218,104	(8.5%)
Other	8,379	10,497	(20.2%)	540	nm	19,731	19,855	(0.6%)
Total operating revenues	338,074	388,115	(12.9%)	316,359	6.9%	1,362,443	1,329,911	1.7%
Interest revenue	25,220	18,307	37.8%	24,161	4.4%	89,466	65,326	37.0%
Total revenues	363,294	406,422	(10.6%)	340,520	6.7%	1,441,909	1,395,237	3.3%
Interest expense	6,416	4,823	33.0%	6,306	1.7%	25,347	13,211	91.9%
Net revenues	$ 356,878	$ 401,599	(11.1%)	$ 334,214	6.8%	$ 1,416,562	$ 1,382,026	2.5%

[1] Represents GAAP revenues for all periods presented.

STIFEL FINANCIAL

Brokerage Revenues

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Taxable debt	$ 48,882	$ 46,924	4.2%	$ 41,871	16.7%	$ 185,192	$ 231,930	(20.2%)
Municipal debt	25,731	18,520	38.9%	19,335	33.1%	83,454	75,484	10.6%
Equities	7,920	11,396	(30.5%)	6,397	23.8%	34,837	90,739	(61.6%)
Other	11,430	13,156	(13.1%)	9,047	26.3%	39,730	55,380	(28.3%)
Principal transactions	$ 93,963	$ 89,996	4.4%	$ 76,650	22.6%	$ 343,213	$ 453,533	(24.3%)
Commissions	123,737	139,605	(11.4%)	143,243	(13.6%)	561,081	445,260	26.0%
	$ 217,700	$ 229,601	(5.2%)	$ 219,893	(1.0%)	$ 904,294	$ 898,793	0.6%

STIFEL FINANCIAL

Core Compensation & Benefits[1]

(% of Net Revenue)


70.0%
65.0%
60.0%
55.0%
50.0%
66.1%
63.1%
65.2%
63.5%
62.3%
63.0%
58.9%
64.1%
62.9%
63.4%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
12 months
2010
2011

[1] Core (non-GAAP) compensation and benefits excludes merger-related expenses and charges for the modification of the Company's deferred compensation plan.

STIFEL FINANCIAL

Core Non Comp Operating Expenses[1]

($ Millions)


$350
$300
$250
$200
$150
$100
$50
$-
$66
$82
$73
$82
$79
$85
$89
$83
$307
$332
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
12 months
2010
2011

[1] Core (non-GAAP) non-compensation operating expenses exclude litigation-related expenses associated with the civil lawsuit and related regulatory investigation in connection with the ongoing matter with five southeastern Wisconsin school districts and merger-related expenses.

STIFEL FINANCIAL

Core[1] Segment Comparison

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Net revenues:								
Global Wealth Management	$ 224,569	$ 236,424	(5.0%)	$ 219,498	2.3%	$ 908,158	$ 843,269	7.7%
Institutional Group	134,229	165,902	(19.1%)	113,259	18.5%	507,397	541,839	(6.4%)
Other	(1,920)	461	nm	1,457	(231.8%)	1,119	(956)	nm
	$ 356,878	$ 402,787	(11.4%)	$ 334,214	6.8%	$ 1,416,674	$ 1,384,152	2.3%
Operating contribution:								
Global Wealth Management	$ 62,872	$ 62,717	0.2%	$ 55,612	13.1%	$ 235,382	$ 194,023	21.3%
Institutional Group	10,773	43,656	(75.3%)	9,152	17.7%	63,269	129,535	(51.2%)
Other	(28,619)	(29,994)	(4.6%)	(25,741)	11.2%	(112,395)	(116,587)	(3.6%)
	$ 45,026	$ 76,379	(41.0%)	$ 39,023	15.4%	$ 186,256	$ 206,971	(10.0%)

[1] GAAP and Core results are the same for the three months ended December 31, 2011 and September 30, 2011.

STIFEL FINANCIAL

Global Wealth Management

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Commissions	$ 83,662	$ 92,558	(9.6%)	$ 92,029	(9.1%)	$ 371,046	$ 321,541	15.4%
Principal transactions	53,700	58,520	(8.2%)	48,836	10.0%	209,962	239,851	(12.5%)
Asset management & service fees	55,691	56,953	(2.2%)	58,007	(4.0%)	228,045	192,073	18.7%
Net interest	17,602	10,277	71.3%	15,016	17.2%	57,188	44,834	27.6%
Investment banking	4,015	5,015	(19.9%)	3,737	7.4%	20,475	22,768	(10.1%)
Other income	9,899	13,101	(24.4%)	1,873	428.5%	21,442	22,202	(3.4%)
Net revenues	224,569	236,424	(5.0%)	219,498	2.3%	908,158	843,269	7.7%
Compensation and benefits	125,053	136,009	(8.1%)	128,244	(2.5%)	528,835	503,456	5.0%
Non-comp operating expenses	36,644	37,698	(2.8%)	35,642	2.8%	143,941	145,790	(1.3%)
Total non-interest expenses	161,697	173,707	(6.9%)	163,886	(1.3%)	672,776	649,246	3.6%
Income before income taxes	$ 62,872	$ 62,717	0.2%	$ 55,612	13.1%	$ 235,382	$ 194,023	21.3%
Ratios to net revenues:								
Compensation and benefits	55.7%	57.5%		58.4%		58.2%	59.7%	
Non-comp operating expenses	16.3%	16.0%		16.3%		15.8%	17.3%	
Income before income taxes	28.0%	26.5%		25.3%		26.0%	23.0%	

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Net revenues:								
Interest	17,121	9,287	84.4%	15,230	12.4%	56,975	35,146	62.1%
Other income	6,400	3,553	80.1%	6,536	(2.1%)	17,810	8,652	105.8%
Total revenues	23,521	12,840	83.2%	21,766	8.1%	74,785	43,798	70.7%
Interest expense	4,072	3,076	32.4%	4,182	(2.6%)	16,731	5,188	222.5%
Total net revenues	19,449	9,764	99.2%	17,584	10.6%	58,054	38,610	50.4%
Compensation and benefits	1,755	1,447	21.3%	1,604	9.4%	6,691	4,251	57.4%
Non-comp operating expenses	3,073	2,493	23.3%	2,740	12.2%	10,420	13,853	(24.8%)
Total non-interest expenses	4,828	3,940	22.5%	4,344	11.1%	17,111	18,104	(5.5%)
Income before income taxes	$ 14,621	$ 5,824	151.0%	$ 13,240	10.4%	$ 40,943	$ 20,506	99.7%
Ratios to net revenues:								
Compensation and benefits	9.0%	14.8%		9.1%		11.5%	11.0%	
Non-comp operating expenses	15.8%	25.5%		15.6%		17.9%	35.9%	
Efficiency ratio [1]	17.3%	37.9%		21.5%		24.4%	45.7%	
Income before income taxes	75.2%	59.6%		75.3%		70.5%	53.1%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

Low Risk Asset Growth

- Assets of $2.3 billion as of December 31 2011, an increase of 28% from December 31, 2010.
- Investment portfolio of $1.4 billion, an increase of 32% from $1.1 billion as of December 31, 2010.
- Loan portfolio of $773.2 million, an increase of 59% from $485.2 million as of December 31, 2010.
- Deposits of $2.1 billion as of December 31, 2011, an increase of 28% from December 31, 2010.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.39%
  - Non-performing assets to total assets of 0.14%
  - $0.1 million LTM net recoveries
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Selectively grow commercial loans
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

($ in thousands)	As of 12/31/11	As of 9/30/11	As of 12/31/10	Percent of total 12/31/11	Percent of total 9/30/11	Percent of total 12/31/10
Non-agency investments	$ 808,376	$ 804,913	$ 290,521	40.6%	40.1%	19.4%
Agency investments	404,662	506,767	722,193	20.3%	25.2%	48.2%
Consumer	371,197	364,087	266,244	18.6%	18.1%	17.8%
Mortgage	207,595	193,023	166,860	10.4%	9.6%	11.1%
Commercial	200,075	138,710	53,836	10.1%	7.0%	3.5%
	$ 1,991,905	$ 2,007,500	$ 1,499,654	100%	100%	100%

STIFEL FINANCIAL

Institutional Group

($ in thousands)	Quarter Ended 12/31/11	12/31/10	% Change	9/30/11	% Change	Year Ended 12/31/11	12/31/10	% Change
Commissions	$ 40,076	$ 47,047	(14.8%)	$ 51,214	(21.7%)	$ 190,036	$ 123,719	53.6%
Principal transactions	40,263	35,564	13.2%	27,815	44.8%	133,251	217,770	(38.8%)
Investment banking	52,059	81,583	(36.2%)	33,936	53.4%	179,108	191,898	(6.7%)
Other income [(1)]	1,831	1,708	7.2%	294	522.8%	5,002	8,452	(40.8%)
Net revenues	134,229	165,902	(19.1%)	113,259	18.5%	507,397	541,839	(6.4%)
Compensation and benefits	89,497	94,300	(5.1%)	74,813	19.6%	323,503	315,329	2.6%
Non-comp operating expenses	33,959	27,946	21.5%	29,294	15.9%	120,625	96,975	24.4%
Total non-interest expenses	123,456	122,246	1.0%	104,107	18.6%	444,128	412,304	7.7%
Income before income taxes	$ 10,773	$ 43,656	(75.3%)	$ 9,152	17.7%	$ 63,269	$ 129,535	(51.2%)
Ratios to net revenues:								
Compensation and benefits	66.7%	56.8%		66.0%		63.8%	58.2%	
Non-comp operating expenses	25.3%	16.9%		25.9%		23.7%	17.9%	
Income before income taxes	8.0%	26.3%		8.1%		12.5%	23.9%	

(1) Includes net interest and other income.

STIFEL FINANCIAL

Institutional Group Revenues

	Quarter Ended					Year Ended		
($ in thousands)	12/31/11	12/31/10	% Change	9/30/11	% Change	12/31/11	12/31/10	% Change
Sales and trading:								
Equity	$ 40,598	$ 46,521	(12.7%)	$ 47,185	(14.0%)	$ 181,876	$ 172,983	5.1%
Fixed income	39,741	36,090	10.1%	31,844	24.8%	141,411	168,506	(16.1%)
	80,339	82,611	(2.8%)	79,029	1.7%	323,287	341,489	(5.3%)
Investment Banking:								
Capital raising								
Equity	10,109	34,458	(70.7%)	16,382	(38.3%)	77,495	87,415	(11.3%)
Fixed income	13,222	6,216	112.7%	5,054	161.5%	26,490	21,058	25.8%
	23,331	40,674	(42.6%)	21,436	8.8%	103,985	108,473	(4.1%)
Advisory fees								
Equity	25,680	38,119	(32.6%)	10,930	134.9%	67,921	76,100	(10.7%)
Fixed income	3,048	2,790	9.2%	1,570	94.3%	7,202	7,325	(1.7%)
	28,728	40,909	(29.8%)	12,500	129.8%	75,123	83,425	(10.0%)
Investment banking	52,059	81,583	(36.2%)	33,936	53.4%	179,108	191,898	(6.7%)
Other revenue	1,831	1,708	7.2%	294	522.8%	5,002	8,452	(40.8%)
Total net revenue	$ 134,229	$ 165,902	(19.1%)	$ 113,259	18.5%	$ 507,397	$ 541,839	(6.4%)
Ratios to net revenues:								
Sales and trading	59.9%	49.8%		69.8%		63.7%	63.0%	
Investment banking	38.8%	49.2%		30.0%		35.3%	35.4%	
Other	1.3%	1.0%		0.2%		1.0%	1.6%	
	100.0%	100.0%		100.0%		100.0%	100.0%	


Financial
Condition

Other Financial Data

	As of			As of	
	12/31/11	12/31/10	% Change	9/30/11	% Change
Total assets (000s):					
Stifel Nicolaus & Stifel Financial	$ 2,676,171	$ 2,439,395	9.7%	$ 2,630,993	1.7%
Stifel Bank	2,275,729	1,773,720	28.3%	2,311,371	(1.5%)
Total assets	$ 4,951,900	$ 4,213,115	17.5%	$ 4,942,364	0.2%
Total shareholders' equity (000s):					
Stifel Nicolaus & Stifel Financial	$ 1,108,063	$ 1,117,229	(0.8%)	$ 1,086,832	2.0%
Stifel Bank	194,042	136,654	42.0%	174,919	10.9%
Total shareholders' equity	$ 1,302,105	$ 1,253,883	3.8%	$ 1,261,751	3.2%
Leverage ratio:					
Stifel Nicolaus & Stifel Financial	2.2	2.0	10.6%	2.2	0.0%
Stifel Bank	11.7	13.0	(9.6%)	13.2	(11.2%)
Total leverage ratio	3.6	3.2	13.4%	3.7	(2.7%)
Book value per share [1]	$ 25.10	$ 24.42	2.8%	$ 24.48	2.5%
Financial advisors [2]	1,987	1,935	2.7%	1,961	1.3%
Full-time associates	5,097	4,906	3.9%	4,942	3.1%
Locations	320	312	2.6%	313	2.2%
Total client assets (000s)	$ 119,362,000	$ 110,593,000	7.9%	$ 107,693,000	10.8%

[1] Book value per share as of December 31, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

[2] Includes all retail Financial Advisors.

STIFEL FINANCIAL

Level 3 Assets

($ in thousands)	Carrying Value 12/31/11	Carrying Value 12/31/10
Auction Rate Securities (ARS) [1]	$ 181,801	$ 94,795
Stifel Bank & Trust Investments	12,000	-
Trading Securities	3,742	40,243
Other Investments [2]	37,033	38,502
Level 3 assets (excluding ARS)	52,775	78,745
Total Level 3 assets	$ 234,576	$ 173,540
Percentage of Equity	*18.0%*	*13.8%*
Percentage of Equity (excluding ARS)	*4.1%*	*6.3%*

[1] Includes $66.9 million and $11.4 million, respectively, of ARS held at Stifel Bank & Trust.

[2] Includes $30.2 million and $31.3 million, respectively, of investments held by TWPG subsidiaries.

STIFEL FINANCIAL